Dear Valued Merchant and Customer –

Thank you for choosing Moneris Solutions' eSELECTplus payment-processing solution. The following information is required to activate the eSELECTplus service:

Merchant Information

Merchant Name : INSYNERGY PRODUCTS INC.
Moneris Merchant ID : 295349407888
eSelect plus Store ID : monus14287

eSELECTplus Activation

To activate the eSELECTplus service and create your administrator logon, please follow the steps below:

1. **Visit https://esplus.moneris.com/usmpg/activate/**
2. **Enter the requested information**
3. **Click activate**

Once you have successfully activated your eSELECTplus account, you may begin accepting transactions by signing into eSELECTplus Virtual Terminal at: https://esplus.moneris.com/usmpg

For a copy of the eSELECTplus Merchant Resource center user's guide please check the below link:

https://esplusqa.moneris.com/connect/en/documents/index.html

If you have received a Pinpad for Pin debit processing please refer to the user's guide for installation procedures.

Please retain this information for future reference as you will need to provide your Merchant ID, Store ID anytime you require merchant or technical support.

Financial inquiries should be directed to Merchant Customer Service at:

- **1-800-471-9511** supportinfo@moneris.combetween Monday to Friday from 7:30 a.m. - 5:30 p.m. CST

For eSELECTplus technical support please call:

- **1-866-696-0488**, or email: **eselectplus@moneris.com**

Thanks again for choosing Moneris Solutions!

MERCHANT *EZ* APPLICATION

Moneris SOLUTIONS

Additional Location ☐ Yes ☐ No	Partner Name (If Applicable) Direct Merchant 000	APP ID	
MID			
Global Table Number		FOR INTERNAL USE ONLY	

CREDIT CARD SCHEDULE OF RATES AND FEES

Do you currently accept credit cards? ☑ No ☐ Yes *(If Yes, you should submit 3 most recent months' statements)* ☐ AutoDebit Only ☐ GETI ☐ Other

Name of Current Processor ______ Reason Leaving ______

CREDIT CARD: Average Ticket Size $ 100.00 Annual Volume $ 35,000.00 ☐ Program Code: ______ ☐ Promo Code: ______

Explain Intended Use of Payment Services: ______

Merchant elects to accept the following cards at the rates/fees below *(choose one)*: ☐ Debit Cards ☐ Other Cards ☑ All Cards ☑ Gross ☐ Net ☐ Gross Gross

STANDARD RATES

Visa® / MasterCard® / Discover®	Credit	Off-line Debit
Qualified	2.490 %	%
Mid-Qualified*	%	%
Non-Qualified	%	%

*Mid-Qualified rate not applicable for Discover® transactions whose pricing is based on Mail / Telephone or Internet

Discover® (Retained):

AUTHORIZATION		
Visa®/MasterCard®/Discover®		$ 0.20
Non-Bank Card		$ 0.16
Batch Header		$ 0.00
Interchange/Assessments Plus	☐	%
Billback Surcharge	☑	%
BankCard Per Item		$
DEBIT		
PIN Debit Transaction Per Item		$
PIN Debit Interchange Fee	☐	%
PIN Debit Discount Rate		%
Access Fee		$

STANDARD FEES

Application Fee	☐	$
Set-Up Fee		$
Monthly Maintenance		$ 5.00
Monthly Minimum		$ 25.00
Annual Fee *(To be charged annually)*		$
Value Package		$
Monthly PCI Program Fee		$ 6.95
Monthly PCI Non-Compliance Fee **		$ 19.95
*** Only applies to non-compliant merchants*		
REPORTING OPTIONS BASED UPON ELECTION		
Online Reporting / per account	☑ Yes	$ 0.00
Paper Statement / per account	☑ Yes	$ 0.00
E-Statement / per account	☐ Yes	$
PER OCCURRENCE		
Bank Reject Fee		$ 25.00
Voice Call Authorization / ARU		$ 1.50
Touchtone Per Item		$ 1.00
Terminal Re-Programming Fee	☐	$
Terminal Return Fee		$
Chargebacks		$ 20.00
Retrievals		$

MISCELLANEOUS SERVICES

INTERNET GATEWAY		
One-Time License Fee		$
Monthly Gateway Fee		$ 9.95
Gateway Per Item Fee		$
WIRELESS		
One-Time Set-Up Fee		$
Monthly Wireless Fee		$
Wireless Per Item Fee		$
OTHER		
Address Verification Service Fee (AVS)		$
EBT Transaction Per Item Fee		$
Micros Trans Fee		$
EIDS Per Set-Up Fee	☐ Yes	$
Rewards	☐ Yes ☐ No	
Convenience Fee***		
	☐ Fixed	$
	☐ Percentage	%
**** Network Fees may apply to certain Merchants assessing a convenience fee.*		
MONERIS VAULT	*Monthly Fee/Record* $	*Monthly Fee* $

Rates and fees are based on proposed volume of transactions listed in Merchant's application and above, and corresponding levels of interchange applicable thereto, and are subject to adjustment by Bank or Card Associations based upon actual volume levels and qualifications for interchange. Early Termination Fee is calculated based on the greater of Two Hundred Fifty Dollars ($250) or Bank's average monthly volume derived from processing Merchant's transactions (based on an average of the highest three (3) months of processing volume **during the previous or current term of the Agreement, whichever is greater**), multiplied by **.003**, multiplied by the number of full and partial months remaining in the term of the Agreement. Certain administrative charges may be assessed as specified in Sections 6 and 10 of this Agreement. If Merchant elects an option other than "All Cards" but later submits a transaction in another category, Bank will process the transaction pursuant to the terms of this Agreement and assess the appropriate fee. Gross billing is defined as fees charged on gross sales volume. Gross-Gross billing is defined as fees charged on gross sales volume and credit volume. Net billing is defined as fees charged on net sales volume. **Rewards Discount Rate for sales and credits: An additional 0.20% over the credit Qualified, Mid-Qualified, Non-Qualified Discount Rates.**

NETWORK AND OTHER FEES

VISA®

- Acquirer Processing Fee*..........Currently $0.02 per authorization.
- International Fee (IAF)*...........Currently 0.45% or 0.90% per settled transaction based on your merchant category code.
- ISA Fee*..........Currently 0.40% of Visa International Sales Volume.
- Cash Advance Fee (ISA)*..........Currently 0.40% of Visa International Sales Volume.
- Misuse of Auth Fee*..........Currently $0.045 per authorization.
- Zero Floor Limit Fee*..........Currently $0.10 per Visa transaction without proper authorization.
- Assessment Fee*..........Currently 0.11% of sales volume.

** Pricing may increase due to any increases in association and other third party fees, which will be passed through to you.*

MASTERCARD®

- Network Access Usage Fee*..........Currently $0.02 per transaction.
- Cross-Border Fee*..........Currently 0.40% of MasterCard International Sales Volume.
- Acquirers Program Support Fee*..........Currently 0.55% of MasterCard International Sales Volume.
- Assessment Fee*..........Currently 0.12% of sales volume.
- Acct Status INQ SVC INTRAREGIONAL..........$0.025 per transaction
- Acct Status INQ SVC INTERREGIONAL..........$0.03 per transaction
- Processing Integrity Fee..........$0.045 per authorization (that is not cleared or reversed)

DISCOVER®

- Data Usage Fee*..........Currently $0.02 per transaction
- International Processing Fee*..........Currently 0.40% per settled international transaction.
- International Service Fee*..........Currently 0.55% per settled international transaction.
- Assessment Fee*..........Currently 0.10% of sales volume.

AMERICAN EXPRESS CARD® ACCEPTANCE

Choose Only One ☐ New ☐ Existing	Existing American Express® Merchant Number	Expected Monthly Card Sales $	Estimated Average Ticket $
Choose Only One ☐ Discount Rate ____ %	☐ Paper ____ %	☐ Monthly Flat Fee $7.95 *($0.00 - $4,999 net annual volume only)* Annual Volume $ ____	Franchise Name / Franchise Cap#
Choose Only One Transaction Fee ☐ Retail + $0.10 Transaction Fee + 0.30% Card Not Present Downgrade ☐ Services, Wholesale & All Other + $0.15 Transaction Fee	Choose only one ☐ Monthly Gross Pay *(+0.03% if $100,000 or more)* ☐ Daily Gross Pay	Home Based ☐ Yes ☐ No	Pay Frequency *(in days)* ☐ 3 ☐ 15 ☐ 30

By signing the Merchant Acceptance, I, for myself and on behalf of Merchant, represent that I have read and am authorized to sign and submit this application on behalf of the Merchant above, and all information I have provided on the Moneris Solutions EZ Application (the "Application") is true, complete, and accurate. Merchant requests that American Express Card® acceptance be added to my Merchant Services Agreement. I authorize American Express Travel Related Services Company, Inc. ("American Express") to verify the information in this application and receive and exchange information about me personally, including by requesting reports from consumer reporting agencies. I authorize and direct American Express to inform me directly, or through the Merchant above, of reports about me that American Express has requested from consumer reporting agencies. Such information will include the name and address of the agency furnishing the report. I understand that upon American Express' approval of the Merchant indicated above to accept the American Express card, the terms and conditions for American Express Card acceptance ("Terms and Conditions") will be sent to such Merchant along with a welcome letter. By accepting the American Express Card for the purchase of goods and/or services, or otherwise indicating its intention to be bound, the Merchant agrees to be bound by the Terms and Conditions.

JCB®, DINERS CLUB INTERNATIONAL® ACCEPTANCE	EBT
By accepting Discover® you are eligible to accept JCB® and Diners Club International® cards	☐ Cash Benefit ☐ Food Stamps **FCS ID:**

MERCHANT *EZ* APPLICATION

Moneris SOLUTIONS

Additional Location ☐ Yes ☐ No	Partner Name (If Applicable) Direct Merchant 000	APP ID
MID		

VENDOR (FRONT END PLATFORM)

☑ Moneris Host (Base 24) ☐ TSYS ☐ FDMS-Nashville ☐ Other

Time Zone CST Auto close: ☐ No ☑ Yes Time 9 ☐ a.m. ☑ p.m.

EQUIPMENT

TERMINALS*: Type ☐ DSL/IP ☐ Dial-Up
Rush Shipping Fee $ ☐ Wireless
☐ OWN Serial #
Sim Card #
☑ RENTAL Fee $ x Quantity Total: $ 0.00
☐ PURCHASE Price $ x Quantity Total: $ 0.00
** If additional terminal type use "Other" section*

PIN PADS: Type ☐ USB ☐ Serial
☐ Encryption Fee $ ☐ Swap Fee $
☐ OWN Serial #
☐ RENTAL Fee $ x Quantity Total: $ 0.00
☐ PURCHASE Price $ x Quantity Total: $ 0.00

PRINTERS:
☐ OWN Type:
☐ RENTAL Fee $ x Quantity Total: $ 0.00
☐ PURCHASE Price $ x Quantity Total: $ 0.00

OTHER:
☐ OWN Serial #
☐ RENTAL Fee $ x Quantity Total: $ 0.00
☐ PURCHASE Price $ x Quantity Total: $ 0.00

Imprinters (Cost $26.00 each): Purchase Quantity @ $26.00 ea. = Total: $ 0.00
Plates: Quantity **Size:** ☐ 1-1/8" x 2-5/8" (Std size) ☐ 1-1/16" x 1-3/4" (AMEX)

Terminal Application: ☑ Retail/MOTO ☐ Restaurants w/tips ☐ Restaurants w/o tips ☐ Hotel/Lodging ☐ QSR ☐ EBT ☐ PIN Debit

Terminal Feature: ☐ Multi-merchant ☐ Main Account ☐ Main Account #:

Optional Processing Features:

For outside line, dial: ( ) ☐ Receipt Message Header:

Training: ☐ Agent ☑ Phone (Default) ☐ Receipt Message Footer:

PC SOLUTIONS

SOFTWARE: SOFTWARE VERSION: ☐ Upgrade ☐ Own ☐ Purchase: Software Purchase Price $

☐ IC Verify ☐ Other PA DSS Compliant Software: ☐ Other PA DSS Compliant Software Version:

Communication Type: ☐ Dial ☐ IP User License: ☐ Single ☐ Multi Serial No.

INTERNET SOLUTIONS

☑ eSELECTplus

ENVIRONMENT: ☐ Consumer Present ☑ eCommerce / MOTO
GATEWAY INTERFACE (Check one or more): ☐ API Integration / Direct Host ☐ Batch Upload ☑ Virtual Terminal ☐ Hosted Pay Page
PAYMENT TYPE: ☑ Credit Card ☐ Check Conversion ☐ AutoDebit ☐ Pinless Debit ☐ Pin Debit

FEATURED FUNCTIONALITIES *(Check one or more)*
☐ MAG Swipe Credit ☐ Recurring Payment ☐ VBV (VISA)
☐ Convenience Fee ☑ Address Verification Service (AVS)
☐ SECURE CODE (MC) ☑ Card Validation Value (CVV) ☐ Dynamic Descriptor
☐ **MONERIS VAULT** *Monthly Fee/Record* $ *Monthly Fee* $

SYSTEM: ☐ PC ☐ MAC
GATEWAY: ☐ USA ePay ☐ USA ePay w/MCP ☐ USA ePay Swipe ☐ Authorize.net ☐ Own *OR* ☐ PURCHASE: Gateway Purchase Price $
☐ Other Gateway *(name)*: ☐ MCP ☐ Sage Gateway: P-Card Level 3 (eCommerce / MOTO Only)

SYSTEM INTEGRATOR (Send Gateway/PC/Terminal Set-Up Information to)

Technical Contact or System Integrator Name: Marty Goldrod		Phone NO. ( )	Email Address mgold919@aol.com
If contact is different than System Integrator fax to:	Company	Fax NO. ( )	Attention

MID / TID EMAIL NOTIFICATION

Email Address	Email Address	Email Address	Email Address

SHIPPING INSTRUCTIONS

SHIP TO: ☐ Merchant's DBA Address ☐ Merchant's Legal Address ☐ Different Address *(provide below)* ☐ Bill Agent for Purchase and Shipping

Name	Street	City	State/Province	Zip/Postal Code

MERCHANT SITE SURVEY REPORT (To Be Completed by Sales Representative)

Is the merchant's DBA name displayed at the facility? *(Exterior signage?)* ☐ Yes ☐ No *(If No, Explain):*
Does the address match that of the merchant's application? ☐ Yes ☐ No *(If No, Explain):*
Does the merchant have appropriate/sufficient equipment/inventory consistent with the type of business and projected sales volume and average ticket?
☐ Yes ☐ No *(If No, Explain):*
Does the merchant: ☐ Own ☐ Lease ☐ Other *(Explain)*: Do they have a website? ☐ Yes ☐ No Is it currently functioning? ☐ Yes ☐ No
Further comments by the inspector: What is the URL:
I hereby certify the above information and recommend this Merchant Application based on the site inspection completed on this date: / /
Premises inspection completed by: *Sales Representative Signature* Print Name Title
X

Moneris SOLUTIONS

MERCHANT *EZ* APPLICATION

Additional Location ☐ Yes ☐ No | MID | Partner Name *(If Applicable)* Direct Merchant 000 | APP ID

Name of Account *(Doing Business As)*	Contact	Tax Filing Name (Same as Legal Name)	Are you a Foreign Entity?
Insynergy Products, Inc.	Marty Goldrod	SAME	☐ Yes ☑ No

Address *(No P.O. Box)*	Legal Address
12400 Venttura Blvd STE 900	SAME

City, State/*Province*, Zip/*Postal Code*	City, State/*Province*, Zip/*Postal Code*
Sutdio City CA 91604	SAME

DBA Phone NO. ( ) | Retrieval Method: ☑ Mail ☐ Fax ☐ EIDS ☐ Mail & EIDS ☐ Auto Fax & EIDS | Client Contact | Phone NO. ( ) | Fax NO. ( )

Mailing Name and Address *(if different from above)* ATTN: | Website Address www.

Merchant Customer Service Phone Number ( ) | Merchant Email Address

MERCHANT PROFILE

Type of Ownership: ☐ Sole Proprietorship ☐ Partnership ☐ Limited Liability Company (LLC) ☐ Not for Profit ☑ Private Corporation ☐ Public Corporation – *Ticker Symbol:*

Pricing based on: ☐ Retail ☑ Mail/Telephone ☐ eComm Basic ☐ eComm Preferred (VBV) ☐ IVR ☐ Restaurant ☐ Utilities ☐ Other *(Explain)*:

Percent of Business: Card Swiped % | Mail Order/Telephone 100 % | eCommerce % | Manual Key Entry with Imprint, Customer Present %

One Time Event: ☐ Yes ☑ No Date | Seasonal Sales: ☐ Yes ☑ No | High Volume Months | Dollar Volume $

Describe goods or services sold:

When are your services or products delivered? ☑ Within 1 Day ☐ Within 1 Week ☐ Within 30 Days ☐ Other:

Current PCI DSS Compliance Status *(Please explain)*

TAXPAYER IDENTIFICATION NO. ☑ *FEIN* ☐ *SSN* ☐ *GST*	Number of Locations	Years in Business	Years Owned Business
	1	5	5

OWNERS (Must be a Majority or Primary) / OFFICERS

NAME (1) SANDY LANG | Title CEO | Percentage Ownership 70 % | Email Address sandylang@sbcglobal.net

Social Security # /*Insurance #* 267 72 9762 | Date of Birth 8-31-45 | Driver's License # N4760339 | Home Phone (818) 769-5555 | Mobile Phone (818) 635-9444

Home Address 5120 WHITSETT AVE | ☑ Own ☐ Rent | City VALLEY VILLAGE | State/*Province* CA | Zip/*Postal Code* 91607 | Years There 20

Previous Employment *(if less than 1 year in current employment)* | Title | How Long? | Type of Business

NAME (2) MARTY GOLDROD | Title COO | Percentage Ownership 30 % | Email Address mgold919@aol.com

Social Security # /*Insurance #* 555-58-5230 | Date of Birth 9-19-41 | Driver's License # H0013494 | Home Phone (818) 618-3038 | Mobile Phone (818) 618-3038

Home Address 12400 VENTURA BLVD #645 | ☐ Own ☒ Rent | City STUDIO CITY | State/*Province* CA | Zip/*Postal Code* 91604 | Years There 10

Previous Employment *(if less than 1 year in current employment)* | Title | How Long? | Type of Business

BANK INFORMATION (Primary Settlement Account)

Bank Name | Contact | Phone NO. ( ) | Fax NO. ( )

Transit # (ABA Routing) | **DDA # (Checking/Savings)**

SECOND BANK INFORMATION (If applicable)

Bank Name | Contact | Phone NO. ( ) | Fax NO. ( )

Transit # (ABA Routing) | **DDA # (Checking/Savings)**

PREPARED BY FIELD SALES REP | Email | FOR INTERNAL USE ONLY | FIELD SALES ID

Prepared by Inside Sales Rep *(if applicable)* Matt Dwyer | INSIDE SALES ID 1 0 0 7 6 2

Range # 2 9 5 9 7 0 0 0 0 8 8 7 | Book Number 39 | Corporate Field | Chain #

Moneris SOLUTIONS

MERCHANT EZ APPLICATION

Pre-Note | MCC

Additional Location ☐ Yes ☐ No | Partner Name (If Applicable) Direct Merchant 000 | APP ID

MID

CARD NOT PRESENT INFORMATION (If Applicable)

For merchants who process MORE THAN 20% of their bankcard transactions, or volume, without physically swiping the credit card, we ask that you complete the following information in its entirety.

Provide a full description of the product or service you provide to the cardholder:

How will you receive cardholder data? ☐ Phone ☐ Fax ☐ Internet ☐ Mail

For Internet orders, please provide us with your active URL:

(If site is not active, please provide a test site with a user name and password if one is needed. Please also note that for our internet merchants, we ask that your website meet specific security and disclosure criteria.)

When do you typically charge the cardholder? ☐ BEFORE or ☐ AFTER the product/service is provided to the cardholder

What is your general breakdown of billing?

% At time of purchase | % Monthly | % Quarterly | % Annually | % Other, *explain:*

What is the average amount of time *(in days)* that it will take for the cardholder to receive the product/service? *(days)*

What is your target geographic area? % United States | % Canada | % Other:

For your product/service, do you outsource any of the following? ☐ Customer Service ☐ Product Shipment ☐ Handling of Returns ☐ Cardholder Billing ☐ Fulfillment House

If Yes to any of the above, please list the name(s), address(es) and phone number(s) of those fulfillment organizations:

1. 2.

For merchants who receive cardholder data from the Internet, please advise if any part of your website is outsourced to a third party? Common examples include:

☐ Shopping Cart ☐ Hosting Solutions ☐ Gateway ☐ Cardholder Data Storage ☐ Other, *explain:*

In some cases, we may require certificates from those third parties confirming their compliance in protecting cardholder data.

REFUND POLICY: ☐ No Refunds ☐ Refund Within 30 Days ☐ Damaged/Defective Merchandise Only ☐ Restocking Fee Charged ☐ Store Credit Only ☐ Return Authorization Required (RM/RMA) ☐ Other

Should Merchant alter or change any aspect of the business from that described herein, or if any information changes, without prior notice to and approval by Bank, then Merchant will be subject to termination. Also, Merchant agrees to obtain, abide by, and fully comply with protecting cardholder data as described at www.pcisecuritystandards.org.

PERSONAL GUARANTY

Name of Guarantor: Merchant Name:

To induce BMO Harris Bank N.A., Moneris Solutions, Inc. (collectively "Bank"), and Global eTelecom, Inc. ("GETI") and all other Moneris Solution third party providers to enter into the Merchant Services Agreement and/or any agreements for GETI services (the "GETI Agreements"), the Guarantor(s) indicated below jointly and severally, unconditionally and irrevocably, guarantee the continuing full and faithful performance and payment by Merchant of each of its duties and obligations to Bank and GETI (collectively, the "Guaranty Recipients") pursuant to the Merchant Services Agreement and the GETI Agreements (collectively, the "Agreements"), as they now exist or as amended from time to time, with or without notice. This guaranty is a guaranty of payment, and not of collection, and a debt of Guarantor for his or her own account. Accordingly, none of the Guaranty Recipients shall be required before enforcing this guaranty against Guarantor: (1) to pursue any right or remedy any of the Guaranty Recipients may have against Merchant or any other Guarantor; (2) to make any claim in a liquidation or bankruptcy of Merchant or any other Guarantor of these obligations; or (3) to make demand of the Merchant or any other Guarantor of these obligations or to seek to enforce or realize upon any collateral security held by any of the Guaranty Recipients which may secure these obligations. The guaranty shall not be discharged or otherwise affected by any waiver, indulgence, compromise, settlement, extension of credit, or variation of terms of the Agreements. I/We waive any notice of acceptance of this guaranty, notice of non-payment or non-performance of any provision of the Agreements by Merchant, and all other notices or demands regarding the Agreements. I/We agree to promptly provide to the Guaranty Recipients any information requested from time to time concerning my/our financial condition, business history, business relationships and employment information. This guaranty will not be discharged or affected by the death of the Guarantors, will bind all heirs, administrators, representatives and assigns and may be enforced by or for the benefit of any successor of the Guarantee Recipients. Guarantor(s) understand that the inducement to the Guaranty Recipients to enter into the Agreements is consideration for the guaranty, and that this guaranty remains in full force and effect even if the Guarantor(s) receive no additional benefit from the guaranty.

Signature of Guarantor, as an individual

X [signature] 5120 Whitsett Ave, Valley Village, CA 91607

Printed Name and Home Address of Guarantor

MERCHANT AUTHORIZATION AND ACCEPTANCE

The owner, officer, partner, or member signing this Merchant Application (the "Signing Party") represents that the Signing Party is authorized to sign the Merchant Application (the "Application") and enter into the Merchant Services Agreement (the "Agreement"). The Signing Party also represents and warrants that the Application and all information and documentation submitted in connection with the Agreement is true, complete and correct. All requested information must be provided for the Application to be processed. If the information provided on the Application or elsewhere cannot be verified, then the Application may be denied. Merchant and its owner have authorized, and shall continue to authorize Bank, Moneris, their third party providers and their representatives and affiliates to obtain and verify any financial and credit information regarding Merchant and its owner, and to share such information amongst Bank, Moneris, their third party providers and their affiliates and their representatives.

Notice: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an Agreement. This means that when you enter into an Agreement we will ask for name, address, date of birth and other information that will allow us to identify you or the entity on whose behalf you are signing.

MERCHANT HAS READ AND UNDERSTANDS ALL OF THE TERMS OF THE AGREEMENT SET FORTH ON THE MONERIS AGREEMENT WEBSITE (https://www.monerisusa.com/terms-and-conditions) AND ACCEPTS AND AGREES WITH ALL SUCH TERMS. IF BANK AND/OR MONERIS AGREE TO PROVIDE SERVICES TO MERCHANT, SUBMISSION OF ANY TRANSACTIONS OR ITEMS TO BANK, MONERIS OR ITS THIRD PARTY PROVIDERS CONSTITUTES CONSENT TO THE AGREEMENT TERMS AND CONDITIONS AND THE TERMS AND CONDITIONS RELATED TO ANY OTHER SERVICES MERCHANT HAS ELECTED TO RECEIVE.

SIGNATURE FOR MERCHANT:

By: X Marty Goldrod (Authorized Signature) Telephone: (818) 618-3038 Fax: (818) 762-7824

NAME *(Please Print)* MARTY GOLDROD Title COO Date 9-22-11

FOR OFFICE USE ONLY *(Merchant - Do Not Sign Below)*

BMO Harris Bank N.A.® *Moneris is a registered agent of BMO Harris Bank N.A.* ("Bank") Accepted this Select the d[a] day of Select the month , (the "Effective Date")

By: *Authorized Representative* Telephone: ( ) Fax: ( )